                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of the 10th day of March, 2000, by and between GENAISSANCE PHARMACEUTICALS, INC., a Delaware corporation (the "CORPORATION"), and the parties signatory hereto.

         WHEREAS, the Corporation and each of the parties identified on SCHEDULE I hereto (each an "INVESTOR") are parties to a certain Stock Purchase Agreement, dated as of February 17, 2000 (as amended from time to time, the "SERIES B/KBH STOCK PURCHASE AGREEMENT"), by and between the Corporation and the Investors, pursuant to which the Investors have purchased shares of the Series B Convertible Preferred Stock, $.001 par value, of the Corporation (the "SERIES B") or shares of the Series KBH Nonvoting Convertible Preferred Stock, $.001 par value, of the Corporation (the "SERIES KBH"); and

         WHEREAS, under certain circumstances, shares of the Series B may be converted into shares of the Series B1 Convertible Preferred Stock, $.001 par value, of the Corporation (the "SERIES B1"), and shares of the Series KBH may be converted into shares of the Series KBH1 Nonvoting Convertible Preferred Stock, $.001 par value, of the Corporation (the "SERIES KBH1"); and

         WHEREAS, in connection with the Series B/KBH Stock Purchase Agreement, the Corporation and the Investors entered into a certain Registration Rights Agreement, dated as of February 17, 2000 (as amended, the "ORIGINAL SERIES B/KBH REGISTRATION RIGHTS AGREEMENT"), which provides, among other things, for the registration of the shares purchased under the Series B/KBH Stock Purchase Agreement; and

         WHEREAS, concurrent with the effectiveness of this Agreement, the Corporation will become a party to a certain Stock Purchase Agreement, dated as of the date hereof (as amended from time to time, the "SERIES C STOCK PURCHASE AGREEMENT") by and between the Corporation and certain purchasers of the Corporation's Series C Convertible Preferred Stock, $.001 par value (the "SERIES C"); and

         WHEREAS, under certain circumstances, shares of the Series C may be converted into shares of the Series C1 Convertible Preferred Stock, $.001 par value, of the Corporation (the "SERIES C1"); and

         WHEREAS, in connection with the Series C Stock Purchase Agreement, the Corporation will also become a party to a certain Registration Rights Agreement, dated as of the date hereof (as amended from time to time, the "SERIES C REGISTRATION RIGHTS AGREEMENT") by and between the Corporation and the purchasers of the Series C; and

         WHEREAS, concurrent with the effectiveness of this Agreement, the Corporation will also become a party to a certain Second Amended and Restated Registration Rights Agreement, dated as of the date hereof (as amended from time to time, the "SECOND AMENDED AND RESTATED

SERIES A/KBL REGISTRATION RIGHTS AGREEMENT") by and between the Corporation and certain purchasers of the Corporation's Series A Redeemable Convertible Preferred Stock, $.001 par value (the "SERIES A") and Series KBL Nonvoting Redeemable Convertible Preferred Stock, $.001 par value (the "SERIES KBL"); and

         WHEREAS, under certain circumstances, shares of the Series A may be converted into shares of the Series A1 Redeemable Convertible Preferred Stock, $.001 par value, of the Corporation (the "SERIES A1"), and shares of the Series KBL may be converted into shares of the Series KBL1 Nonvoting Redeemable Convertible Preferred Stock, $.001 par value, of the Corporation (the "SERIES KBL1"); and

         WHEREAS, in connection with, and so as to facilitate the consummation of, the transactions contemplated by the Series C Stock Purchase Agreement, the Corporation and the other parties hereto desire to amend and restate the Original Series B/KBH Registration Rights Agreement in the manner set forth herein; and

         WHEREAS, the registration rights of the holders of the Series B/KBH Preferred Stock under this Agreement, as amended and restated hereby, are intended to be PARI PASSU with the registration rights of the holders of the Series C Preferred Stock under the Series C Registration Rights Agreement.

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "COMMON STOCK" shall refer to both the voting common stock of the Corporation, par value $.001 per share, and the nonvoting common stock of the corporation, par value $.001 per share.

         "OTHER SHARES" shall mean all shares of Common Stock other than (i) Restricted Securities, (ii) Series A Common Stock and (iii) shares to be issued by the Corporation proposed to be included in a registration of shares of Common Stock of the Corporation under the Securities Act as described in this Agreement.

         "PERSON" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

         "PREFERRED STOCK" shall mean and include the Series B/KBH Preferred Stock and the Series C Preferred Stock.

         "PRIOR WARRANTS" shall refer to (i) that certain Warrant, dated December 20, 1996, in the name of Technology Investment Fund Incorporated, to purchase an aggregate of 41,800 shares of Common Stock; (ii) that certain Warrant, dated November 4, 1998, in the name of Finova Technology Finance, to purchase 26,250 shares of Common Stock; and (iii) that certain Warrant, dated April 30, 1999, in the name of TBCC Funding Trust II, to purchase 50,000 shares of Common Stock.

         "PRIOR WARRANT SHARES" shall refer to the shares of Common Stock that are issuable upon exercise of the Prior Warrants.

         "RESERVED SHARES" shall mean all shares of Common Stock of the Corporation issuable or issued upon conversion of any of the shares of Preferred Stock, and any shares of capital stock of the Corporation received in respect thereof, whether by reason of a stock split, stock dividend, share reclassification or other similar event.

         "RESTRICTED SECURITIES" shall mean (i) the Preferred Stock, (ii) the Reserved Shares and (iii) any shares of capital stock of the Corporation received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, in each case which have not been sold to the public pursuant to (a) a registration under the Securities Act or (b) Rule 144 (or any similar or successor rule) promulgated under the Securities Act subsequent to the Corporation's initial public offering of securities registered under the Securities Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SERIES A COMMON STOCK" shall mean shares of Common Stock of the Corporation registerable pursuant to the Second Amended and Restated Series A/KBL Registration Rights Agreement.

         "SERIES B/KBH PREFERRED STOCK" shall mean and include all shares of the Series B, the Series B1, the Series KBH and the Series KBH1, and shares of any additional series or subseries of the Series B or the Series KBH created pursuant to Section 9 of the Certificate of Designations, Preferences and other Special Rights and Qualifications, Limitations and Restrictions of the Series B, Series B1, Series KBH and Series KBH1 filed with the Delaware Secretary of the State under Section 242 of the General Corporation Law of the State of Delaware.

         "SERIES C PREFERRED STOCK" shall mean and include all shares of the Series C, the Series C1, and shares of any additional series or subseries of the Series C created pursuant to Section 9 of the Certificate of Designations, Preferences and other Special Rights and Qualifications, Limitations and Restrictions of the Series C and Series C1 filed with the Delaware Secretary of the State under Section 242 of the General Corporation Law of the State of Delaware.

         "TRANSFER" shall include any disposition of any Restricted Securities or any interest therein which would constitute a sale within the meaning of the Securities Act.

         2. RESTRICTION ON TRANSFER. The Restricted Securities covered by this Agreement shall not be transferable except upon the conditions specified in this Agreement (which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the transfer of such securities), and the Amended and Restated Stockholders' Agreement, dated as of February 17, 2000 (as amended from time to time, the "STOCKHOLDERS' AGREEMENT"), among the Corporation, the holders of its Series A, Series KBL, Series B, Series KBH, AND Series C, Gualberto Ruano and Kevin Rakin.

         3. RESTRICTIVE LEGENDS. Each certificate for Restricted Securities covered by this Agreement, and each certificate for any such securities issued to subsequent transferees of any such certificate, shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with legends in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

         4. NOTICE OF TRANSFER. The holder of any Restricted Securities covered by this Agreement, by acceptance of such Restricted Securities, agrees, prior to any Transfer of any such Restricted Securities, to give written notice to the Corporation of such holder's intention to effect such Transfer and agrees to comply in all other respects with the provisions of this Agreement. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by the written opinion, addressed to the Corporation, of counsel for the holder of such securities (which counsel shall be acceptable to the Corporation), as to whether, in the opinion of such counsel, such proposed Transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act; PROVIDED, HOWEVER, that no such opinion shall be required (i) in connection with a Transfer pursuant to Section 5 or 6 hereof; (ii) in connection with a transaction complying with the requirements of Rule 144 or Rule 144A (in each case as amended from time to time) promulgated under the Securities Act (or successor rules thereto); or (iii) in connection with a Transfer (A) to an affiliate (as defined in the Securities Act) of the transferor or (B) by a holder which is a partnership, limited liability company or corporation, to a partner, member/manager or shareholder, respectively, of such holder or a retired partner, member/manager or shareholder, respectively, of such holder who retires after the date hereof, or the estate of any such partner, member/manager or shareholder or retired partner, retired member/manager or retired shareholder or to a trust for the benefit of its partners, retired partners and/or former partners or member/managers, retired member/managers and/or former member/managers or shareholders, retired shareholders and/or former shareholders; PROVIDED FURTHER, HOWEVER, that in the case of clause (iii) above, the transferee represents and warrants to the Corporation in writing that it is acquiring such Restricted Securities for its own account for investment and not with a view to the distribution thereof and agrees in writing to be subject to the terms of this Agreement to the same extent as if such transferee were an original signatory to this Agreement.

         Upon receipt by the Corporation of any such notice and other documents, the following provision shall apply:

         (i) If the proposed transfer of such Restricted Securities may be effected without registration of such Securities under the Securities Act, the holder of such securities shall thereupon be entitled to transfer such securities in accordance with the terms of the notice delivered by it to the Corporation. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such securities (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legends set forth in Section 3 unless (A) in such opinion of such counsel, if required as set forth above, registration of future Transfer is not required by the applicable provisions of the Securities Act or (B) the Corporation shall have waived the requirement of such legends; PROVIDED, HOWEVER, that such legend shall not be required (i) on any certificate or other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or any similar or successor Rule thereto), (ii) on any certificate or other instrument which is immediately resalable under Rule 144(k) (or any similar or successor Rule thereto), or (iii) in connection with a Transfer pursuant to
         Section 5 or 6 hereof;

         (ii) If the proposed transfer of such Restricted Securities may not be effected without registration of such Securities under the Securities Act, the holder of such Securities shall thereupon not be entitled to transfer such securities until registration of the Restricted Securities involved in the above-mentioned request has become effective under the Securities Act.

         5. REQUIRED REGISTRATION. If at any time, the Corporation shall be requested by the holders of more than fifty percent (50%) of all Restricted Securities at the time outstanding to effect the registration under the Securities Act of the Reserved Shares, (assuming the conversion of all Preferred Stock) the Corporation shall promptly give written notice of such proposed registration to all holders of outstanding Restricted Securities, and thereupon the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of the Reserved Shares which the Corporation has been requested to register for disposition described in the request of said holder or holders and in any response received within 45 days after the giving of the written notice by the Corporation; PROVIDED, HOWEVER, that:

         (i) The Corporation shall not be obligated to file and use its best efforts to cause to become effective any registration statement on or before the earlier of (a) February 1, 2001 or (b) 180 days after the consummation of a public offering of shares of Common Stock for cash registered under the Securities Act but excluding the registration of equity securities issued or issuable pursuant to any employee stock options, stock purchasers, stock bonus or similar plan or pursuant to a merger, exchange offer or transactions of the type specified in paragraph (a) of Rule 145 under the Securities Act.

         (ii) The Corporation shall not be obligated to file and use its best efforts to cause to become effective more than two registration statements in which Reserved Shares are registered under the Securities Act pursuant to this Section 5 (or Section 5 of the Series C Registration Rights Agreement); PROVIDED, HOWEVER, that if Form S-3 is available to the Corporation for the registration of such Reserved Shares, the holders of such Reserved Shares shall be entitled to an unlimited number of such registrations on Form S-3 (provided that the aggregate amount of the proceeds of any such S-3 offering is at least $1,500,000);

         (iii) Anything contained herein to the contrary notwithstanding, with respect to each registration requested pursuant to this Section 5 (or Section 5 of the Series C Registration Rights Agreement), the Corporation may include in such registration any authorized but unissued shares of Common Stock for sale by the Corporation or any issued and outstanding shares of Common Stock for sale by others; PROVIDED, HOWEVER, that if the number of shares of Common Stock so included pursuant to this clause (iii) exceeds the number of shares registered by the holder or holders of outstanding Reserved Shares requesting such registration, then such registration shall be deemed to be a registration in accordance with and pursuant to Section 6 of this Agreement (or Section 6 of the Series C Registration Rights Agreement, as the case may be) and shall not count against the limit in Section 5(ii) of this Agreement (or Section 5(ii) of the Series C Registration Rights Agreement, as the case may be); PROVIDED FURTHER, HOWEVER, that the inclusion of such previously authorized but unissued shares by the Corporation or issued and outstanding shares of Common Stock by others in such registration shall not prevent the holders of outstanding Restricted Securities requesting such registration from registering the entire number of Reserved Shares requested by them and, in the event the registration is, in whole or in part, an underwritten public offering and the managing underwriter determines and advises in writing that the inclusion of all Reserved Shares proposed to be included in such registration and such previously authorized but unissued shares of Common Stock by the Corporation and/or issued and outstanding shares of Common Stock by persons other than the holders of Restricted Securities proposed to be included in such registration would interfere with the successful marketing (including pricing) of such securities, then such other previously authorized but unissued shares of Common Stock proposed to be included by the Corporation and issued and outstanding shares of Common Stock proposed to be included by persons other than the holders of Restricted Securities shall be reduced or excluded from such registration (as the case may be); PROVIDED, HOWEVER, that this Section shall not be construed so as to require the exclusion of any Prior Warrant Shares from any offering if such exclusion would conflict with the terms of the Prior Warrants. If the inclusion of all such Reserved Shares would still nevertheless so interfere with the successful marketing of such securities, then the number of shares to be registered shall be reduced PRO RATA among the holders of the Reserved Shares; PROVIDED, HOWEVER, that if the amount of Reserved Shares is reduced by more than 25%, then such offering shall not count against the limit in
         Section 5(ii) (or Section 5(ii) of the Series C Registration Rights Agreement, as the case may be); and

         (iv) For purposes of clarity, the parties acknowledge and agree that Section 5(ii) of this Agreement and Section 5(ii) of the Series C Registration Rights Agreement are intended to provide the holders of the Restricted Securities with a total of two demand registrations (not two demand registrations under this Agreement and two demand registrations under the C Registration Rights Agreement for a total of four demand registrations).

         6. INCIDENTAL REGISTRATION. If the Corporation at any time proposes for any reason to register any of its securities under the Securities Act (other than on Forms S-4 or S-8 or any similar or successor form), other than pursuant to Section 5 hereof (or Section 5 of the Series C Registration Rights Agreement), it shall each such time promptly give written notice to all holders of outstanding Restricted Securities of its intention so to do, and, upon the written request, given within 30 days after receipt of any such notice, of any holder or holders of the Restricted Securities then outstanding to register any Reserved Shares (which request shall specify the Reserved Shares intended to be sold or disposed of by such holders and shall state the intended method of disposition of such Reserved Shares by the prospective seller), the Corporation shall use its best efforts to cause all such Reserved Shares to be registered under the Securities Act promptly upon receipt of the written request of such holders for such registration, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof, as aforesaid) by the prospective seller or sellers of the Reserved Shares so registered. In the event that the proposed registration by the Corporation is, in whole or in part, an underwritten public offering of securities of the Corporation, any request pursuant to this Section 6 (or Section 6 of the Series C Registration Rights Agreement, as the case may be) to register Reserved Shares shall specify that such shares are to be included in the underwriting (a) on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration or (b) on terms and conditions comparable to those normally applicable to offerings of Common Stock in reasonably similar circumstances in the event that no other shares of Common Stock are being sold through underwriters under such registration; PROVIDED, HOWEVER, that if the managing underwriter determines and advises in writing that the inclusion of all shares requested to be included in such registration would interfere with the successful marketing (including pricing) of such securities, then the number of Other Shares, shares of Series A Common Stock and such Reserved Shares to be included in the underwritten public offering shall be reduced, first among the holders of Other Shares on a pro rata basis, second among the holders of the Series A Common Stock on a pro rata basis, and third among the holders of the Reserved Shares on a pro rata basis; PROVIDED, HOWEVER, that in no event shall the amount of Reserved Shares included in the offering be reduced below 25% of the total amount of the securities included in such offering (unless such offering is the initial public offering of the Company's securities in which case the Reserved Shares may be reduced to zero); and PROVIDED, FURTHER, HOWEVER, that this Section shall not be construed so as to require the exclusion of any Prior Warrant Shares from any offering if such exclusion would conflict with the terms of the Prior Warrants. Any Reserved Shares which are excluded from the Corporation's initial public offering (either because such shares were not requested by the holders thereof to be included therein or which were excluded pursuant to the immediately preceding sentence or in connection with a registration pursuant to
Section 5 hereof (or Section 5 of the Series C Registration Rights Agreement, as the case may be) shall be withheld from the market by the holder thereof for a period, not to exceed 180 days, which the managing underwriter reasonably determines as necessary in order to effect the initial public offering.

         7. PREPARATION AND FILING. If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement (or the Series C Registration Rights Agreement, as the case may be) to use its best efforts to effect the registration of any Reserved Shares, the Corporation shall, as expeditiously as practicable:

         (a) prepare and file with the Commission a registration statement with respect to such Reserved Shares and use its best efforts to cause such registration statement to become and remain effective for at least 180 days or until the selling stockholders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

         (b) prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least the time period set forth in subsection (a) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Reserved Shares covered by such registration statement;

         (c) furnish to each selling stockholder such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Reserved Shares;

         (d) use its best efforts to register or qualify the Reserved Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as each such seller (or, in the case of an underwritten offering, the managing underwriter) shall reasonably request (PROVIDED, HOWEVER, that the Corporation shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified, unless the Corporation is already subject to such service in such jurisdiction and except as may be required by the Securities Act);

         (e) notify each seller of Reserved Shares covered by such registration statement, at any time when a prospectus relating to the Reserved Shares covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 7, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (f) at the request of any holder or holders requesting registration of Reserved Shares pursuant to this Agreement (or the Series C Registration Rights Agreement, as the case may be), if such Reserved Shares are being sold through underwriters, furnish to the underwriters on the date that such Reserved Shares are delivered to the underwriters for sale, or, if such Reserved Shares are not being sold through underwriters, furnish to such holder or holders on the date that the registration statement with respect to such Reserved Shares becomes effective, (i) an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request; and (ii) a letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request;

         (g) cause all securities registered under this Agreement (or the Series C Registration Rights Agreement, as the case may be) to be listed on each securities exchange on which similar securities issued by the Corporation are then listed; and

         (h) provide a transfer agent and registrar for all securities registered under this Agreement (or the Series C Registration Rights Agreement, as the case may be) and a cusip number not later than the effective date of such registration.

         8. EXPENSES. All expenses incurred by the Corporation in complying with Section 7, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of counsel including with respect to each registration effected pursuant to Sections 5 and 6, reasonable fees and disbursements of not more than one counsel for the sellers requesting registration, and of the independent certified public accountants for the Corporation (including the expense of any special audits in connection with any such registration) shall be paid by the Corporation; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Reserved Shares covered by such registration shall be borne by the seller or sellers, in proportion to the number of Reserved Shares sold by such seller or sellers.

         9. INDEMNIFICATION. In connection with any registration of any Reserved Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the seller of such Reserved Shares, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Reserved Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Reserved Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Reserved Shares in reliance upon and in conformity with written information furnished to the Corporation by such seller or underwriter specifically for use in the preparation thereof.

         In connection with any registration of Reserved Shares under the Securities Act pursuant to this Agreement, each seller of Reserved Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 9) the Corporation and each officer and director of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing within the meaning of the Securities Act and each other seller of Reserved Shares under such registration statement with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the commission, any amendment or supplement thereto or any document incident to registration or qualification of any Reserved Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished by such Seller to the Corporation or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document or any failure by such Seller to deliver any registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification (including, but not limited to, attorneys' fees and expenses) shall be limited, in the case of each seller of Reserved Shares, to an amount equal to the LESSER of:

         (A) the amount of the loss, claim, damage or liability for which such seller is required hereunder to indemnify all parties, multiplied by a fraction, the numerator of which is the public offering price of the Reserved Shares sold by such seller under such registration statement and the denominator of which is the total public offering price of all securities sold under such registration statement; or

         (B) the net proceeds actually received by such seller from the sale of Reserved Shares under such registration statement.

         Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 9, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof, PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 9, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the reasonable fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 9.

         10. REMOVAL OF LEGENDS; ETC. Notwithstanding the foregoing provisions of this Agreement, the restrictions imposed by this Agreement upon the transferability of any Restricted Securities covered by this Agreement shall cease and terminate when any such Restricted Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in an effective registration statement or as otherwise contemplated by Section 4 hereof. Whenever the restrictions imposed by this Agreement shall terminate, as herein provided, the holder of any Restricted Securities covered by this Agreement shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legends set forth in Section 3 and not containing any other reference to the restrictions imposed by this Agreement.

         11. INFORMATION BY HOLDER. Each holder of Reserved Shares included in any registration effected pursuant to this Agreement shall furnish to the Corporation such information with respect to such holder and the proposed distribution by such holder as the Corporation shall request in writing on a timely basis and as shall, in the reasonable opinion of counsel for the

Corporation, be required by Federal or applicable state securities laws in connection with such registration effected pursuant to this Agreement.

         12. SECURITIES ACT REGISTRATION STATEMENTS. The Corporation shall not file any registration statement (other than on Form S-4, Form S-8 or any similar or successor form thereto) under the Securities Act covering any securities unless it shall first have given each Investor written notice thereof. The Corporation further covenants that each Investor shall have the right, at any time when in its sole and exclusive judgment exercised in good faith it is or might be deemed to be a controlling person of the Corporation, to participate in the preparation of such registration statement and to require the insertion therein of material furnished to the Corporation in writing, which in such Investor's judgment or, if requested by the Corporation, in the opinion of counsel to each Investor experienced in securities matters and acceptable to the Corporation should be included.

         13. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of the Preferred Stock or any Common Stock of the Corporation issued upon conversion thereof). Notwithstanding the foregoing, no registration rights shall be exercisable with respect to any share after such share has been sold pursuant to a registration statement declared effective under the Securities Act. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with (a) the laws of the State of Connecticut as applied to agreements entered into and to be performed entirely therein and (b) the laws of the State of Delaware applicable to corporations organized under the laws of such state.

         15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. NOTICES. All notices required or permitted to be given under this Agreement shall be in writing. Notices may be given by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid and with required signature; or personally, with signature required. All notices shall be deemed delivered upon actual receipt. Notices shall be delivered as set forth below:

         (i)               if to the Corporation, to:
                           Genaissance Pharmaceuticals, Inc.
                           Five Science Park
                           New Haven, CT 06511
                           Attn: President
                  with a copy to:

                           Robinson & Cole LLP
                           One Commercial Plaza
                           280 Trumbull Street
                           Hartford, CT 06103-3597
                           Attn:    Alan Spier, Esq.

         (ii) if to any Investor, at their respective addresses set forth in the Share Register (as such term is defined in the Series B/KBH Stock Purchase Agreement) with copies as set forth in the Share Register.

         Each party to this Agreement agrees to provide prompt written notice to the Corporation (addressed as set forth above and to the attention of the Secretary of the Corporation) in the event that there shall occur any change in the information contained in the Share Register with respect to such party (including any change relating to the name, address, fax number, copy information and shareholdings of such party).

         17. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and the holders of a majority of the Restricted Securities; PROVIDED, HOWEVER, that no amendment or waiver which adversely affects the interests of one holder without a similar and proportionate effect on the interest of all holders may be made without the consent of the holder whose interests are so adversely affected. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each existing holder of Restricted Securities, each future holder of such securities, and the Corporation, PROVIDED, HOWEVER, that such amendment or waiver shall affect all beneficiaries of the rights granted hereunder equally.

         18. OTHER AGREEMENTS. Other than the Series B Stock Purchase Agreement, the Stockholders' Agreement, and the Series C Registration Rights Agreement, each party hereby represents that it is not a party to any other agreement with any other party with respect to the subject matter hereof and that this Agreement contains all of such party's understanding and agreement concerning such subject matter. Further, the Corporation hereby agrees that it will not enter into any other agreement with respect to the subject matter hereof which grants rights superior to those granted to the Investors herein.

         19.      RESERVED.

         20. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. Without limiting the provisions of Section 18 hereof, and except to the extent provided in the Series C Registration Rights Agreement, from and after the date of this Agreement, the Corporation shall not, without the prior written consent of the holders of a majority of the outstanding Restricted Securities, enter into any agreement with any holder or prospective holder of any securities of the Corporation which would allow such holder or prospective holder (i) to include such securities in any registration filed under Section 5 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Reserved Shares of the holders which is included, or
(ii) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of February 1, 2001 or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 5 of this Agreement (or Section 5 of the Series C Registration Rights Agreement, as the case may be).

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                      GENAISSANCE
                                      PHARMACEUTICALS, INC.


                                      By  /s/ Gualberto Ruano
                                          -------------------
                                      Name:
                                      Its:

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                      A&A GENVEST LLP


                                      By  /s/ Ian Lambert and Ian Gibb
                                          ----------------------------
                                      Name: Ian Lambert and Ian Gibb
                                      Its:  Director and Alternate Director

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                      ABOVE VC CONSULTING


                                      By  s/s Jacy Cheng
                                          --------------
                                      Name:  Jacy Cheng
                                      Its:  President

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                      ALTA BIOPHARMA PARTNERS, L.P.

                                      By:  ALTA BIOPHARMA
                                      MANAGEMENT, LLC


                                      By  /s/ Daniel Janney
                                          -----------------
                                      Name:  Daniel Janney
                                      Its:

                                      ALTA EMBARCADERO BIOPHARMA,
                                      LLC


                                      By  /s/ Eileen McCarthy
                                          -------------------
                                      Name:  Eileen McCarthy
                                      Its:

                                      GENAISSANCE CHASE PARTNERS
                                      (ALTA BIO), LLC

                                      By:  ALTA/CHASE BIOPHARMA
                                      MANAGEMENT, LLC


                                      By  /s/ Daniel Janney
                                          -----------------
                                      Name:  Daniel Janney
                                      Its:

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.



                                       ATLANTIC COASTAL VENTURES


                                       By  /s/ Donald F. Greene
                                           --------------------
                                       Name:  Donald F. Greene
                                       Its:  General Partner
         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                       CANAAN EQUITY II L.P.

                                       By:  CANAAN EQUITY PARTNERS II LLC


                                       By  /s/ Guy Russo
                                           -------------
                                       Name:  Guy Russo
                                       Its:


                                       CANAAN EQUITY II L.P. (QP)

                                       By:  CANAAN EQUITY LLC


                                       By  /s/ Guy Russo
                                           -------------
                                       Name:  Guy Russo
                                       Its:


                                       CANAAN EQUITY II ENTREPRENEUERS LLC

                                       By:  CANAAN EQUITY PARTNERS II LLC


                                       By  /s/ Guy Russo
                                           -------------
                                       Name:  Guy Russo
                                       Its:

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                       CHAO-FENG VENTURE CAPITAL
                                       CORPORATION


                                       By  /s/ Richard Chen
                                         ----------------
                                       Name:  Richard Chen
                                       Its: President

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                       CONNECTICUT INNOVATIONS, INC.


                                       By  /s/ Victor Budnick
                                           ------------------
                                       Name:  Victor Budnick
                                       Its:  President & Executive Director

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                       FAT VENTURE CAPITAL CO., LTD


                                       By /s/ Shahn-Jehn Guo
                                          ---------------------
                                       Name:  Shahn-Jehn Guo
                                       Its:

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                          HUA-CHENG VENTURE CAPITAL
                                          CORPORATION


                                          By  /s/ Richard Chen
                                              ----------------
                                          Name:  Richard Chen
                                          Its: President

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                          HUA-JING VENTURE CAPITAL
                                          CORPORATION


                                          By  /s/ Richard Chen
                                              ----------------
                                          Name:  Richard Chen
                                          Its: President

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                          INTERNATIONAL BM BIOMEDICINE
                                          HOLDINGS INC.



                                          By  /s/ Stefan Ryser
                                              ----------------
                                          Name:  Stefan Ryser
                                          Its:  Managing Partner

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                           KLEINWORT BENSON HOLDINGS, INC.


                                           By  /s/ John Walker
                                               ---------------
                                           Name:  John Walker
                                           Its:  SVP & Director



                                           By  /s/ Frank Harte
                                               ---------------
                                           Name:  Frank Harte
                                           Its: SVP

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                          MERIFIN CAPITAL N.V.



                                          By  /s/ Guillaume deRham
                                              --------------------
                                          Name:  Guillaume deRham
                                          Its: Director

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                          MESBIC VENTURES, INC.


                                          By  /s/ Divakar Karnath
                                              -------------------
                                          Name:  Divakar Karnath
                                          Its:  Executive Vice President

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                          OPPORTUNITY CAPITAL PARTNERS II, L.P.


                                          By /s/ J. Peter Thompson
                                             ----------------------
                                          Name:
                                          Its:


                                          OPPORTUNITY CAPITAL PARTNERS III, L.P.


                                          By /s/ J. Peter Thompson
                                             ----------------------
                                          Name:
                                          Its:

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                          PACESETTER GROWTH FUND, L.P.


                                          By  /s/ Divakar Karnath
                                              -------------------
                                          Name:  Divakar Karnath
                                          Its:  Managing Director

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                          SOFINOV SOCIETE FINANCIERE
                                          D'INNOVATION INC.


                                          By /s/ Denis Dionne
                                             ---------------------
                                          Name:
                                          Its:

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.

                                          WINCHESTER CAPITAL HEALTHCARE
                                          PARTNERS LLC


                                          By /s/ Caesar Anquillare
                                             ----------------------
                                          Name: Caesar Anquillare
                                          Its: President

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the day and year first written above.



                                          /s/ Seth Rudnick
                                          ----------------
                                          Seth Rudnick

                                   SCHEDULE I

                         LIST OF SERIES B/KBH INVESTORS

See SCHEDULE I, as amended, to the Series B/KBH Stock Purchase Agreement